                                SECOND AMENDMENT
                               TO CREDIT AGREEMENT

                  This SECOND AMENDMENT TO CREDIT AGREEMENT (this "SECOND AMENDMENT") is dated as of September 30, 1998 and entered into by and among PRIME HOSPITALITY CORP., a Delaware corporation ("COMPANY"), the financial institutions listed on the signature pages hereof ("LENDERS"), SOCIITI GINIRALE, SOUTHWEST AGENCY, as Documentation Agent, CRIDIT LYONNAIS NEW YORK BANK, as Syndication Agent and BANKERS TRUST COMPANY, as agent for Lenders ("AGENT"), and, for purposes of Section 4 hereof, the Credit Support Parties listed on the signature pages hereof, and is made with reference to that certain Amended and Restated Senior Secured Credit Agreement dated as of December 17, 1997, by and among Company, Lenders, Documentation Agent, Syndication Agent and Agent, as amended by that certain First Amendment to Credit Agreement dated as of February 23, 1998 (collectively, the "CREDIT AGREEMENT"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

                  WHEREAS, Company and Lenders desire to amend the Credit Agreement in the manner set forth below,

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

                  SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

                  1.1 AMENDMENTS TO SECTION 1: PROVISIONS RELATING TO DEFINED TERMS

                  Subsection 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Market Equity Capitalization" therefrom in its entirety and adding thereto the following definition, which shall be inserted in proper alphabetical order:

                  "BASE AMOUNT" means in connection with the Development Plan, $225,000,000 in the aggregate.

                  "DEVELOPMENT PLAN" means the development plan delivered by Company to Agent, setting forth (a) the Capital Items to be expended and (b) the Investments to be made by Company in Joint Ventures during the period September 1, 1998 through December 31, 1999, with such changes as are acceptable to Agent (approval of such changes not to be unreasonably withheld or delayed), a copy of which is annexed hereto as Exhibit XVI.

                  "NET EQUITY PROCEEDS" means, the aggregate cash proceeds (including any cash received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) received by Company or any of its Subsidiaries from any sale of Equity Interests in Company less the sum, without duplication, of the direct costs relating to such sale (including, without limitation, legal and accounting fees, expenses and similar costs).

                  "NEW SOURCES" means, as of any date of determination, the sum, without duplication, of (a) Net Equity Proceeds and (b) Net Cash Proceeds derived from any Asset Sale, less (i) any and all Supplemental Amounts expended from New Sources pursuant to subsection 5.19 and (ii) any and all amounts expended from New Sources pursuant to subsection 6.5 in connection with any Stock Repurchase, provided that Net Cash Proceeds shall exclude any and all amounts procured through an Asset Sale with respect to (x) any beneficial interests in MeriStar Hospitality Operating Partnership L.P., (y) any beneficial interests in Equity Inns Partnership L.P. and (z) any Property listed on Exhibit XVII annexed hereto.

                  "SECOND AMENDMENT EFFECTIVE DATE" shall have the meaning assigned to such term in the Second Amendment to Credit Agreement dated as of September 30, 1998.

                  "STOCK REPURCHASE" means the purchase, redemption, acquisition, cancellation or otherwise retiring for value shares of Capital Stock of Company and/or options on any such shares or related stock appreciation rights or similar securities held by officers and employees or former officers and employees (or their estates or beneficiaries under their estates), upon death, disability, retirement, severance or termination of employment.

                  "SUPPLEMENTAL AMOUNTS" shall have the meaning assigned to such term in subsection 5.19.

                  1.2 AMENDMENTS TO SECTION 3: CONDITIONS PRECEDENT

                  A. CONDITIONS TO ALL LOANS. Subsection 3.2C(viii) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

                  "(viii) after giving effect to the proposed borrowing, Company will be in compliance, on a pro forma basis, with the provisions of subsection 6.6E."

                  1.3 AMENDMENTS TO SECTION 5: COMPANY'S AFFIRMATIVE COVENANTS

                  A. Section 5 of the Credit Agreement is hereby amended by adding a new subsection 5.19 at the end thereof as follows:

"5.19 DEVELOPMENT PLAN.

                  On or before the Second Amendment Effective Date (as hereinafter defined), Company shall deliver to Agent the Development Plan, which plan shall include Capital Items to be expended in respect of the HomeGate and AmeriSuites Properties. Company agrees that during the period September 1, 1998 through December 31, 1999, it shall expend all Capital Items and make Investments in Joint Ventures (to the extent permitted under subsection 6.3) subject to the monetary limits specified in the Development Plan and in an aggregate amount not to exceed the Base Amount; provided that Company may make capital expenditures, Renovations, Restorations, acquisitions and Investments, to the extent otherwise permitted in the Credit Agreement, in amounts over and above the Base Amount (collectively, "SUPPLEMENTAL AMOUNTS") so long as such Supplemental Amounts do not in the aggregate exceed the correlative amount indicated for each period below (inclusive of all amounts expended during any prior period pursuant to this proviso); provided further that each of the amounts referenced below may be increased by the amount of available New Sources, but in no event shall the aggregate of all Supplemental Amounts exceed $50,000,000:

                                                              MAXIMUM PERMITTED
                                                            SUPPLEMENTAL AMOUNTS
               PERIOD                                          (IN AGGREGATE)
9/1/98 - 3/31/99                                                $15,000,000
4/1/99 - 6/30/99                                                $30,000,000
7/1/99 - 12/31/99                                               $50,000,000

"

                  1.4 AMENDMENTS TO SECTION 6: FINANCIAL COVENANTS

                  A. RESTRICTED PAYMENTS. Subsection 6.5 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

"6.5 RESTRICTED PAYMENTS.

         The Loan Parties shall not, and shall not permit any of their respective Subsidiaries to, directly or indirectly, declare, order, pay, make give, or publish notice or fix a date in respect of or set apart any sum for any Restricted Payment, enter into an agreement or make any commitment to effect any of the foregoing or take any other similar action in furtherance of or otherwise in connection with the foregoing; provided that, (i) if no Potential Event of Default or Event of Default exists and Company would be able to incur $1 of additional Indebtedness pursuant to the Mortgage Note Indenture (as in effect on the Closing Date), Company may elect to make one or more Stock Repurchases and pay dividends or make other distributions on shares or purchase share of Capital Stock of Company in an aggregate amount not to exceed $25,000,000, except that subject to the terms and conditions set forth in that certain Prime Hospitality Corp. Limited Waiver to Credit Agreement dated as of August 5, 1998 by and among Company and Agent, Company may at any time during the 1999 calendar year elect to make one or more Stock Repurchases in an aggregate amount not to exceed $50,000,000 over and above the $25,000,000 amount otherwise permitted herein, provided that (a) no additional Stock Repurchases shall occur on or before December 31, 1998, (b) each such Stock Repurchase shall be effected only through the use of New Sources and (c) the Minimum Interest Coverage Ratio as calculated pursuant to subsection 6.6B(2) hereof shall be the greater of (1)
2.20 to 1.00 or (2) the correlative ratio otherwise set forth in the Credit Agreement for the applicable period; (ii) Company and its Subsidiaries may make Restricted Payments (but not any voluntary prepayments) in respect of Indebtedness permitted pursuant to subsection 6.1 in accordance with, and to the extent required by, the terms and provisions of the applicable Indebtedness;
(iii) Company may prepay Indebtedness permitted pursuant to subsection 6.1 with the proceeds of refinancing indebtedness permitted pursuant to subsection 6.1(c); (iv) Company may prepay Indebtedness permitted pursuant to subsection 6.1(d), provided that the aggregate amount of principal payments prior to the Maturity Date in respect of such Indebtedness shall not exceed $20,000,000; and
(v) Company may prepay Indebtedness referred to in clause (i) of the definition of the term "Net Cash Proceeds" contained in Section 1.1."

                  B. FINANCIAL COVENANTS. Subsection 6.6D of the Credit Agreement is hereby amended by deleting it in its entirety.

                  1.5 AMENDMENTS TO SECTION 7: EVENTS OF DEFAULT; REMEDIES

                  A. EVENTS OF DEFAULT. Subsection 7.1O of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

         "O. EMPLOYMENT OF ELWOOD. John Elwood ceases to be employed in a senior position by Company for any reason (including the voluntary termination of such employment by John Elwood) and Company shall fail to replace John Elwood, within one hundred twenty (120) days after such cessation, with any person acceptable to Agent and any one Co-Agent, in their sole and absolute discretion; or"

                  SECTION 2. CONDITIONS TO EFFECTIVENESS

                  Section 1 of this Second Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "SECOND AMENDMENT EFFECTIVE DATE"):

                  A. On or before the Second Amendment Effective Date, Company shall deliver to Agent executed copies of this Second Amendment (with sufficient originally executed copies for each Lender and its counsel) dated the Second Amendment Effective Date.

                  B. On or before the Second Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Agent and such counsel, and Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Agent may reasonably request.

                  SECTION 3. COMPANY'S REPRESENTATIONS AND WARRANTIES

                  In order to induce Lenders to enter into this Second Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:

                  A. CORPORATE POWER AND AUTHORITY. Each of Company and the Subsidiary Guarantors that are a party thereto have all requisite corporate power and authority to enter into this Second Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Second Amendment (the "AMENDED AGREEMENT").

                  B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Second Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company and the Subsidiary Guarantors, as the case may be.

                  C. NO CONFLICT. The execution and delivery by each of Company and the Subsidiary Guarantors that are a party thereto of this Second Amendment and the performance by Company and the Subsidiary Guarantors of the Amended Agreement by Company do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries, except for such approvals or consents which have been obtained on or before the Second Amendment Effective Date and disclosed in writing to Lenders.

                  D. GOVERNMENTAL CONSENTS. The execution and delivery by each of Company and the Subsidiary Guarantors that are a party thereto of this Second Amendment and all other operative documents being delivered pursuant to the Second Amendment and the performance by

Company of the Amended Agreement by Company do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

                  E. BINDING OBLIGATION. This Second Amendment and the Amended Agreement have been duly executed and delivered by each of Company and the Subsidiary Guarantors that are a party thereto, and will be legally valid and binding obligations of Company and the Subsidiary Guarantors that are a party thereto, enforceable against Company and the Subsidiary Guarantors that are a party thereto, in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                  F. GOVERNMENTAL REGULATION; SECURITIES ACTIVITIES. Neither the making of the Loans pursuant to the Amended Agreement nor the granting of a Security Interest in any Collateral (as defined in the Security Agreement) pursuant to the Security Documents violates Regulations T, U or X of the Board of Governors of the Federal Reserve System. It is not necessary in connection with the execution and delivery of the Amended Agreement to register the Loans under the Securities Act or to qualify any indenture under the Trust Indenture Act of 1939, as amended.

                  G. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 4 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  H. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Second Amendment that would constitute an Event of Default or a Potential Event of Default.

                  SECTION 4. ACKNOWLEDGEMENT AND CONSENT

                  Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Second Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Second Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Guarantied Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Guarantied Obligations" or "Secured Obligations," as the case may be, in respect of the Obligations of Company now or hereafter existing under or in respect of the Amended Agreement and the Notes defined therein.

                  Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Second Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  Each Credit Support Party (other than Company) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Second Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Second Amendment and (ii) nothing in the Credit Agreement, this Second Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

                  SECTION 5. MISCELLANEOUS

                  A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                  (i) On and after the Second Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                  (ii) Except as specifically amended by this Second Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (iii) The execution, delivery and performance of this Second Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

                  B. FEES AND EXPENSES. Company acknowledges that all costs, fees and expenses as described in subsection 8.2 of the Credit Agreement incurred by Agent and its counsel with respect to this Second Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

                  C. EXHIBITS. The Credit Agreement is hereby amended by annexing thereto a new Exhibit XVI and a new Exhibit XVII in the forms of
Exhibit XVI and Exhibit XVII, respectively, attached to this Second Amendment.

                  D. HEADINGS. Section and subsection headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose or be given any substantive effect.

                  E. APPLICABLE LAW. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                  F. COUNTERPARTS; EFFECTIVENESS. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Second Amendment shall become effective upon the execution of a counterpart hereof by Company, and Lenders and each of the Credit Support Parties and receipt by Company and Agent of written or telephonic notification of such execution and authorization of delivery thereof.


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

                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                 PRIME HOSPITALITY CORP.

                                 By: __________________
                                     Name:
                                     Title:

                                 HOMEGATE AUSTIN, INC., (for purposes of
                                 Section 4 only) as a Credit Support Party

                                 By: __________________
                                     Name:
                                     Title:

                                 HOMEGATE HOSPITALITY, INC., (for
                                 purposes of Section 4 only) as a Credit Support Party

                                 By: __________________
                                     Name:
                                     Title:

                                 BANKERS TRUST COMPANY,
                                 as Agent and as a Lender

                                 By: __________________
                                     Name:
                                     Title:

                                 CRIDIT LYONNAIS NEW YORK
                                   BRANCH,
                                 as Syndication Agent and as a Lender

                                 By: __________________
                                     Name:
                                     Title:

                                 SOCIETE GENERALE, SOUTHWEST
                                   AGENCY,
                                 as Documentation Agent and as a Lender

                                 By: __________________
                                     Name:
                                     Title:

                                 BANK LEUMI USA,
                                 as a Lender

                                 By: __________________
                                     Name:
                                     Title:

                                 BANKBOSTON, N.A.,
                                 as a Lender

                                 By: __________________
                                     Name:
                                     Title:

                                 BANK ONE, TEXAS NATIONAL
                                   ASSOCIATION,
                                 as a Lender

                                 By: __________________
                                     Name:
                                     Title:

                                 CIBC, INC.,
                                 as a Lender

                                 By: __________________
                                     Name:
                                     Title:

                                 FIRST NATIONAL BANK OF
                                   COMMERCE,
                                 as Lender

                                 By: __________________
                                     Name:
                                     Title:

                                 IMPERIAL BANK,
                                 as Lender

                                 By: __________________
                                     Name:
                                     Title:

                                 NATIONSBANK, N.A.,
                                 as Lender

                                 By: __________________
                                     Name:
                                     Title:

                                 ORIX USA CORPORATION,
                                 as Lender

                                 By: __________________
                                     Name:
                                     Title:

                                 PNC BANK, N.A.,
                                 as Lender

                                 By: __________________
                                     Name:
                                     Title:

                                 SOUTHERN PACIFIC BANK,
                                 as Lender

                                 By: __________________
                                     Name:
                                     Title:

                                   EXHIBIT XVI

                                DEVELOPMENT PLAN

                             [See Attached Page(s)]


































                                   Exh. XVI-1

                                  EXHIBIT XVII

                                WESTAR PROPERTIES

                             [See Attached Page(s)]



































                                  Exh. XVII-1